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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 20, 1997


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


        1-8552                                          31-0738296
(Commission File Number)                    (IRS Employer Identification No.)


                  100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                      N/A
         (Former Name or Former Address, If Changed Since Last Report)





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ITEM 5.        OTHER EVENTS

         A.    Earnings and Dividend Announcement.

         On October 21, 1997, BANC ONE CORPORATION ("BANC ONE") issued a press release announcing its earnings for the three-month and nine-month periods ended September 30, 1997. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

         On October 21, 1997, BANC ONE's Board of Directors declared a fourth quarter cash dividend of $0.38 per shares on BANC ONE common stock that is payable on January 2, 1998 to shareholders of record as of the close of business on December 15, 1997. BANC ONE's Board of Directors also declared a cash dividend of $0.875 per share on BANC ONE's Series C $3.50 Cumulative Convertible Preferred Stock that is payable on December 31, 1997 to shareholders of record as of the close of business on December 15, 1997.

         B.    Proposed Merger with First Commerce Corporation.

         On October 20, 1997, BANC ONE CORPORATION ("BANC ONE") entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Commerce Corporation, a Louisiana corporation ("FCC"), and Delta Acquisition Corporation, a wholly owned subsidiary of BANC ONE ("Delta"), pursuant to which Delta will, subject to the conditions and upon the terms stated therein, merge with and into FCC (the "Merger"). FCC will be the surviving corporation in the Merger. In accordance with the Merger Agreement, each share of the common stock, $5.00 par value, of FCC ("FCC Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") will at the Effective Time be converted into the right to receive 1.28 shares of the common stock, no par value, of BANC ONE ("BANC ONE Common Stock").

         Consummation of the transactions contemplated by the Merger Agreement is subject to the terms and conditions contained in the Merger Agreement, including, among other things, approval of the Merger by FCC shareholders and the receipt of certain regulatory approvals. The Merger is intended to constitute a reorganization under Section 368(a) of the Internal Revenue Code and to be accounted for as a pooling of interests. The Merger Agreement is filed as Exhibit 99.2 hereto and its terms are incorporated herein by reference.

         Simultaneously with their execution and delivery of the Merger Agreement, BANC ONE and FCC entered into a stock option agreement (the "Stock Option Agreement") pursuant to which FCC granted BANC ONE the right, upon the terms and subject to the conditions set forth therein, to purchase up to 9,689,000 shares of FCC Common Stock at a price of $64.00 per share. The Stock Option Agreement is filed as Exhibit 99.3 hereto and its terms are incorporated herein by reference.

         A copy of the press release, dated October 20, 1997, issued by BANC ONE relating to the Merger is filed as Exhibit 99.4 hereto and is incorporated herein by reference.



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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements

               None. The financial statements included in this report are not required to be filed as part of this report.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               Exhibit 99.1 BANC ONE CORPORATION Press Release dated October 21, 1997 titled "Record Credit Card Growth and Declining Charge-Offs Result in Record Third Quarter and Nine Month Operating Earnings at BANC ONE."

               Exhibit 99.2 Agreement and Plan of Merger dated as of October 20, 1997 between First Commerce Corporation, Delta Acquisition Corporation and BANC ONE CORPORATION.

               Exhibit 99.3 Option Agreement dated as of October 20, 1997 by and between First Commerce Corporation and BANC ONE CORPORATION.

               Exhibit 99.4 BANC ONE CORPORATION Press Release dated October 20, 1997 titled "First Commerce in Louisiana to Join BANC ONE CORPORATION."


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE CORPORATION
                                   (Registrant)


Date:  October 29, 1997            By: /s/ Bobby L. Doxey
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                                        Bobby L. Doxey
                                        Controller





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